                                                                  Exhibit 99.1
   PARK
 NATIONAL
CORPORATION                N E W S   R E L E A S E


Media contacts:
Bethany White, Comm. Specialist 740.349.3754
Jerry Nethers, VP Marketing, 740.349.3710
John Kozak, Chief Financial Officer, 740.349.3792

October 18, 2004                                         For Immediate Release

           PARK NATIONAL CORPORATION ANNOUNCES THIRD QUARTER EARNINGS

NEWARK, OHIO -- Park National Corporation ("Park") (AMEX:PRK) today announced earnings for the third quarter of 2004. Net income for the third quarter of 2004 totaled $23.547 million or $1.71 per diluted share, compared to net income of $20.200 million or $1.46 per diluted share in 2003, increases of 16.6 percent in net income and 17.1 percent in diluted earnings per share. Net income for the first nine months of 2004 totaled $70.610 million or $5.12 per diluted share, compared to $68.489 million or $4.95 per diluted share for the first nine months of 2003, increases of 3.1 percent in net income and 3.4 percent in diluted earnings per share.

"Our improved performance for the first nine months of 2004 has been enhanced by a 5.2 percent increase in loans from year-end 2003, and by 6 percent from one year ago," said Park President C. Daniel DeLawder. "We experienced notable benefit last year from extraordinary volume for our banks in the area of home loan lending. Returning to a more typical level of mortgage lending activity has allowed our associates to concentrate, with considerable success, on other types of lending, including both personal and business loans."

"We are pleased with our progress so far this year, and we look forward to the next few months as we welcome First Federal Savings Bank of Eastern Ohio ("First Federal Savings") and First Clermont Bank into our family of full-service community banks," he added.

Park made two separate announcements in the third quarter.* On August 3, it announced intentions to acquire First Federal Savings of Zanesville (Muskingum County, Ohio) and merge it with Park affiliate Century National Bank. On September 24, Park announced plans to acquire First Clermont Bank (Clermont County, Ohio). The First Federal Bancorp merger transactions are anticipated to be completed in the fourth quarter of 2004 and the acquisition of First Clermont Bank by the first quarter of 2005.

Park is an Ohio-based bank holding company headquartered in Newark, Ohio. Its significant subsidiaries include The Park National Bank, Fairfield National Division, The Richland Trust Company, Century National Bank, The First-Knox National Bank, Farmers and Savings Division, United Bank, N.A., Second National Bank, The Security National Bank and Trust Co., Unity National Division, The Citizens National Bank of Urbana, Scope Leasing, Inc., and Guardian Finance.

Operating in twenty-six Ohio counties, Park and its subsidiaries have $5.1 billion in total consolidated assets, 119 financial service offices and a network of more than 100 automatic teller machines. For more information, visit www.parknationalcorp.com.


                            Park National Corporation
                     50 N. Third Street, Newark, Ohio 43055
                            www.parknationalcorp.com

   PARK
 NATIONAL
CORPORATION                N E W S   R E L E A S E



* Park announced the signing of two separate acquisition agreements in the third quarter. On August 3, it announced the signing of a definitive agreement and plan of merger which will result in the acquisition of First Federal Bancorp, Inc. ("First Federal Bancorp") and its subsidiary First Federal Savings, both headquartered in Zanesville (Muskingum County, Ohio). First Federal Bancorp will be acquired through the merger of a newly-formed subsidiary of Park with and into First Federal in an all-cash transaction, immediately followed by the merger of the surviving corporation into Park. Following those merger transactions, First Federal Savings will be merged with Park affiliate Century National Bank. On September 24, Park announced the signing of a stock purchase agreement whereby Park will acquire First Clermont Bank (Clermont County, Ohio) in an all cash transaction. Following that acquisition, First Clermont Bank will merge with Park affiliate The Park National Bank. Both acquisitions are subject to the receipt of appropriate regulatory approvals and, in the case of the First Federal Bancorp merger transactions, the approval of the First Federal Bancorp shareholders. The First Federal Bancorp merger transactions are anticipated to be completed in the fourth quarter of 2004 and the acquisition of First Clermont Bank by the first quarter of 2005.



SAFE HARBOR STATEMENT

Except for the historical and present factual information contained in this press release, the matters discussed in this press release, including statements identified by words such as "will result," "look forward," "are anticipated," and similar expressions are forward-looking statements within the meaning of the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995. These forward-looking statements are subject to risks and uncertainties that may cause actual results to differ materially from those set forth in the forward-looking statements, including the following: the ability to obtain regulatory approvals and, in the case of the First Federal Bancorp merger transactions, shareholder approval, of the First Federal Bancorp and First Clermont Bank acquisitions on the proposed terms and schedule; the possibility that costs or difficulties related to the integration of the businesses of First Federal Bancorp, First Federal Savings and First Clermont Bank with our businesses will be greater than expected or that the cost savings and any revenue synergies of the combined entities following the acquisitions may be lower or take longer to realize than expected; disruptions from the acquisitions making it more difficult to maintain relationships with customers, employees or suppliers; the impact of competition; changes in economic conditions in Park's market area; changes in policies by regulatory agencies; fluctuations in interest rates; demand for loans in Park's market area; and other risk factors relating to our industry as detailed from time to time in Park's reports filed with the SEC. Park wishes to caution readers not to place undue reliance on any such forward-looking statements, which speak only as of the date made. Park does not undertake, and specifically disclaims any obligation, to publicly release the result of any revisions that may be made to any forward-looking statements to reflect events or circumstances after the date of such statements or to reflect the occurrence of anticipated or unanticipated events.


                                       ###


                            Park National Corporation
                     50 N. Third Street, Newark, Ohio 43055
                            www.parknationalcorp.com

                           PARK NATIONAL CORPORATION
                              FINANCIAL HIGHLIGHTS
                 (DOLLARS IN THOUSANDS, EXCEPT PER SHARE DATA)
                               SEPTEMBER 30, 2004

INCOME STATEMENT                                     THREE MONTHS ENDED                      NINE MONTHS ENDED
                                                        SEPTEMBER 30,                          SEPTEMBER 30,
                                                                     PERCENT                                   PERCENT
                                                 2004      2003      CHANGE            2004        2003        CHANGE
                                                 ----      ----      ------            ----        ----        ------
NET INTEREST INCOME                            $53,810   $49,350       9.04%         $158,948    $153,151       3.79%
----------------------------------------------------------------------------------------------------------------------
PROVISION FOR LOAN LOSSES                        2,745     3,156     -13.02%            6,115       9,425     -35.12%
----------------------------------------------------------------------------------------------------------------------
OTHER INCOME                                    13,009    16,140     -19.40%           39,927      48,995     -18.51%
----------------------------------------------------------------------------------------------------------------------
GAIN (LOSS) ON SALE OF SECURITIES                    0    (4,474)                         106      (5,387)
----------------------------------------------------------------------------------------------------------------------
OTHER EXPENSE                                   31,092    29,358       5.91%           92,912      89,917       3.33%
----------------------------------------------------------------------------------------------------------------------
INCOME BEFORE TAXES                             32,982    28,502      15.72%           99,954      97,417       2.60%
----------------------------------------------------------------------------------------------------------------------
NET INCOME                                      23,547    20,200      16.57%           70,610      68,489       3.10%
----------------------------------------------------------------------------------------------------------------------
NET INCOME PER SHARE-BASIC                        1.73      1.47      17.69%             5.16        4.97       3.82%
----------------------------------------------------------------------------------------------------------------------
NET INCOME PER SHARE-DILUTED                      1.71      1.46      17.12%             5.12        4.95       3.43%
----------------------------------------------------------------------------------------------------------------------
CASH DIVIDENDS PER SHARE                          0.88      0.83       6.02%             2.64        2.49       6.02%
----------------------------------------------------------------------------------------------------------------------

RATIOS AND OTHER INFORMATION
RETURN ON AVERAGE ASSETS                         1.84%     1.72%                         1.87%       1.90%
----------------------------------------------------------------------------------------------------------------------
RETURN ON AVERAGE EQUITY                        17.84%    15.37%                        17.70%      17.75%
----------------------------------------------------------------------------------------------------------------------
YIELD ON EARNING ASSETS                          5.77%     5.92%                         5.78%       6.05%
----------------------------------------------------------------------------------------------------------------------
COST OF PAYING LIABILITIES                       1.50%     1.64%                         1.48%       1.71%
----------------------------------------------------------------------------------------------------------------------
NET INTEREST MARGIN                              4.54%     4.58%                         4.56%       4.63%
----------------------------------------------------------------------------------------------------------------------
EFFICIENCY RATIO                                46.00%    44.21%                        46.17%      43.85%
----------------------------------------------------------------------------------------------------------------------
NET LOAN CHARGE-OFFS                            $2,096    $4,205                        $4,518      $6,977
----------------------------------------------------------------------------------------------------------------------
NET CHARGE-OFFS AS A PERCENT OF LOANS            0.29%     0.62%                         0.22%       0.35%
----------------------------------------------------------------------------------------------------------------------


BALANCE SHEET
AT SEPTEMBER 30,                                                               PERCENT
                                              2004            2003              CHANGE
                                              ----            ----              ------
INVESTMENTS                                $1,955,443      $1,675,938           16.68%
---------------------------------------------------------------------------------------
LOANS                                       2,873,433       2,711,362            5.98%
---------------------------------------------------------------------------------------
LOAN LOSS RESERVE                              64,739          64,476            0.41%
---------------------------------------------------------------------------------------
GOODWILL AND OTHER INTANGIBLES                 11,849          14,321          -17.26%
--------------------------------------------------------------------------------------
TOTAL ASSETS                                5,135,570       4,685,782            9.60%
--------------------------------------------------------------------------------------
DEPOSITS                                    3,535,405       3,404,053            3.86%
---------------------------------------------------------------------------------------
BORROWINGS                                    981,105         691,141           41.95%
---------------------------------------------------------------------------------------
EQUITY                                        553,317         535,766            3.28%
---------------------------------------------------------------------------------------
BOOK VALUE PER SHARE                            40.64           38.91            4.45%
---------------------------------------------------------------------------------------
NONPERFORMING LOANS                            20,225          18,540            9.09%
---------------------------------------------------------------------------------------
NONPERFORMING ASSETS                           23,590          20,726           13.82%
---------------------------------------------------------------------------------------
PAST DUE 90 DAY LOANS                           7,322           6,468           13.20%
---------------------------------------------------------------------------------------

RATIOS
LOANS/ASSETS                                   55.95%          57.86%
----------------------------------------------------------------------
NONPERFORMING LOANS/LOANS                       0.70%           0.68%
----------------------------------------------------------------------
PAST DUE 90 DAY LOANS/LOANS                     0.25%           0.24%
----------------------------------------------------------------------
LOAN LOSS RESERVE/LOANS                         2.25%           2.38%
----------------------------------------------------------------------
EQUITY/ASSETS                                  10.77%          11.43%
----------------------------------------------------------------------

PARK NATIONAL CORPORATION
CONSOLIDATED STATEMENTS OF INCOME
(dollars in thousands, except per share data)

                                                                        THREE MONTHS ENDED              NINE MONTHS ENDED
                                                                           SEPTEMBER 30,                  SEPTEMBER 30,
                                                                    --------------------------    ---------------------------
                                                                       2004            2003            2004            2003
----------------------------------------------------------------------------------------------    ----------------------------
Interest income:
   Interest and fees on loans                                         $45,130         $45,696        $132,062        $139,205
----------------------------------------------------------------------------------------------    ----------------------------
   Interest on:
      Obligations of U.S. Government, its agencies
         and other securities                                          22,187          16,615          65,714          56,325
----------------------------------------------------------------------------------------------    ----------------------------
      Obligations of states and political subdivisions                  1,255           1,533           3,904           4,706
----------------------------------------------------------------------------------------------    ----------------------------
   Other interest income                                                   32             207              83             649
----------------------------------------------------------------------------------------------    ----------------------------
         TOTAL INTEREST INCOME                                         68,604          64,051         201,763         200,885
----------------------------------------------------------------------------------------------    ----------------------------

Interest expense:
   Interest on deposits:
      Demand and savings deposits                                       1,821           1,763           4,834           6,403
----------------------------------------------------------------------------------------------    ----------------------------
      Time deposits                                                     8,181           9,743          24,759          31,484
----------------------------------------------------------------------------------------------    ----------------------------
   Interest on borrowings                                               4,792           3,195          13,222           9,847
----------------------------------------------------------------------------------------------    ----------------------------
      TOTAL INTEREST EXPENSE                                           14,794          14,701          42,815          47,734
----------------------------------------------------------------------------------------------    ----------------------------

         NET INTEREST INCOME                                           53,810          49,350         158,948         153,151
----------------------------------------------------------------------------------------------    ----------------------------

Provision for loan losses                                               2,745           3,156           6,115           9,425
----------------------------------------------------------------------------------------------    ----------------------------

         NET INTEREST INCOME AFTER PROVISION
            FOR LOAN LOSSES                                            51,065          46,194         152,833         143,726
----------------------------------------------------------------------------------------------    ----------------------------

Other income                                                           13,009          16,140          39,927          48,995
----------------------------------------------------------------------------------------------    ----------------------------

Gain (loss) on sale of securities                                           -          (4,474)            106          (5,387)
----------------------------------------------------------------------------------------------    ----------------------------

Other expense:
   Salaries and employee benefits                                      17,838          16,566          53,082          50,619
----------------------------------------------------------------------------------------------    ----------------------------
   Occupancy expense                                                    1,803           1,775           5,267           5,178
----------------------------------------------------------------------------------------------    ----------------------------
   Furniture and equipment expense                                      1,333           1,610           4,398           4,837
----------------------------------------------------------------------------------------------    ----------------------------
   Other expense                                                       10,118           9,407          30,165          29,283
----------------------------------------------------------------------------------------------    ----------------------------
      TOTAL OTHER EXPENSE                                              31,092          29,358          92,912          89,917
----------------------------------------------------------------------------------------------    ----------------------------

         INCOME BEFORE FEDERAL INCOME TAXES                            32,982          28,502          99,954          97,417
----------------------------------------------------------------------------------------------    ----------------------------

Federal income taxes                                                    9,435           8,302          29,344          28,928
----------------------------------------------------------------------------------------------    ----------------------------

         NET INCOME                                                   $23,547         $20,200         $70,610         $68,489
==============================================================================================    ============================

PER SHARE:

         NET INCOME  -  BASIC                                           $1.73           $1.47           $5.16           $4.97
----------------------------------------------------------------------------------------------    ----------------------------
         NET INCOME  -  DILUTED                                         $1.71           $1.46           $5.12           $4.95
----------------------------------------------------------------------------------------------    ----------------------------

         WEIGHTED AVERAGE SHARES - BASIC                           13,608,629      13,764,381      13,674,311      13,768,775
----------------------------------------------------------------------------------------------    ----------------------------

         WEIGHTED AVERAGE SHARES - DILUTED                         13,740,925      13,880,442      13,794,190      13,849,082
----------------------------------------------------------------------------------------------    ----------------------------

PARK NATIONAL CORPORATION
CONSOLIDATED BALANCE SHEETS
(dollars in thousands, except share data)

                                                                                           SEPTEMBER 30,
                                                                                  ---------------------------------
                                                                                      2004                 2003
-------------------------------------------------------------------------------------------------------------------
ASSETS

   Cash and due from banks                                                           $141,530             $142,477
-------------------------------------------------------------------------------------------------------------------
   Federal funds sold                                                                       -               18,000
-------------------------------------------------------------------------------------------------------------------
   Interest bearing deposits                                                                -                   50
-------------------------------------------------------------------------------------------------------------------
   Investment securities                                                            1,955,443            1,675,938
-------------------------------------------------------------------------------------------------------------------

   Loans (net of unearned interest)                                                 2,873,433            2,711,362
-------------------------------------------------------------------------------------------------------------------
   Allowance for possible loan losses                                                  64,739               64,476
-------------------------------------------------------------------------------------------------------------------
      LOANS, NET                                                                    2,808,694            2,646,886
-------------------------------------------------------------------------------------------------------------------

   Bank premises and equipment, net                                                    37,179               37,450
-------------------------------------------------------------------------------------------------------------------
   Other assets                                                                       192,724              164,981
-------------------------------------------------------------------------------------------------------------------

            TOTAL ASSETS                                                           $5,135,570           $4,685,782
-------------------------------------------------------------------------------------------------------------------


LIABILITIES AND STOCKHOLDERS' EQUITY

   Deposits:
      Noninterest-bearing                                                            $567,708             $522,865
-------------------------------------------------------------------------------------------------------------------
      Interest-bearing                                                              2,967,697            2,881,188
-------------------------------------------------------------------------------------------------------------------
         TOTAL DEPOSITS                                                             3,535,405            3,404,053
-------------------------------------------------------------------------------------------------------------------
   Borrowings                                                                         981,105              691,141
-------------------------------------------------------------------------------------------------------------------
   Other liabilities                                                                   65,743               54,822
-------------------------------------------------------------------------------------------------------------------
         TOTAL LIABILITIES                                                          4,582,253            4,150,016
-------------------------------------------------------------------------------------------------------------------


   STOCKHOLDERS' EQUITY:
      Common stock (No par value; 20,000,000 shares authorized
         in 2004 and 2003; 14,544,266 shares issued in 2004
         and 14,542,373 in 2003)                                                      106,036              105,898
-------------------------------------------------------------------------------------------------------------------
      Accumulated other comprehensive income, net of taxes                             13,638               17,579
-------------------------------------------------------------------------------------------------------------------
      Retained earnings                                                               521,275              480,507
-------------------------------------------------------------------------------------------------------------------
      Treasury stock (929,476 shares in 2004 and 772,841 shares in 2003)              (87,632)             (68,218)
-------------------------------------------------------------------------------------------------------------------
         TOTAL STOCKHOLDERS' EQUITY                                                   553,317              535,766
-------------------------------------------------------------------------------------------------------------------

            TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY                             $5,135,570           $4,685,782
-------------------------------------------------------------------------------------------------------------------

PARK NATIONAL CORPORATION
CONSOLIDATED AVERAGE BALANCE SHEETS
(dollars in thousands)


                                                                        THREE MONTHS ENDED               NINE MONTHS ENDED
                                                                           SEPTEMBER 30,                   SEPTEMBER 30,
                                                                    --------------------------     ---------------------------
                                                                       2004           2003              2004          2003
----------------------------------------------------------------------------------------------     ---------------------------
ASSETS

   Cash and due from banks                                            $145,212       $134,670          $142,007      $136,343
----------------------------------------------------------------------------------------------     ---------------------------
   Federal funds sold                                                    4,932         31,686             7,423        31,578
----------------------------------------------------------------------------------------------     ---------------------------
   Securities purchased under resale agreements                              0         30,417                 0        37,855
----------------------------------------------------------------------------------------------     ---------------------------
   Interest bearing deposits                                                29             50                43            50
----------------------------------------------------------------------------------------------     ---------------------------
   Investment securities                                             1,941,864      1,612,633         1,938,132     1,778,937
----------------------------------------------------------------------------------------------     ---------------------------

   Loans (net of unearned interest)                                  2,836,341      2,700,373         2,790,978     2,687,076
----------------------------------------------------------------------------------------------     ---------------------------
   Allowance for possible loan losses                                   64,757         66,195            64,492        64,770
----------------------------------------------------------------------------------------------     ---------------------------
      LOANS, NET                                                     2,771,584      2,634,178         2,726,486     2,622,306
----------------------------------------------------------------------------------------------     ---------------------------

   Bank premises and equipment, net                                     36,198         37,903            36,239        38,344
----------------------------------------------------------------------------------------------     ---------------------------
   Other assets                                                        198,955        176,999           189,813       177,553
----------------------------------------------------------------------------------------------     ---------------------------

            TOTAL ASSETS                                            $5,098,774     $4,658,536        $5,040,143    $4,822,966
----------------------------------------------------------------------------------------------     ---------------------------


LIABILITIES AND STOCKHOLDERS' EQUITY

   Deposits:
      Noninterest-bearing                                             $570,975       $516,406          $564,050      $514,053
----------------------------------------------------------------------------------------------     ---------------------------
      Interest-bearing                                               2,981,788      2,911,736         2,946,887     2,907,782
----------------------------------------------------------------------------------------------     ---------------------------
         TOTAL DEPOSITS                                              3,552,763      3,428,142         3,510,937     3,421,835
----------------------------------------------------------------------------------------------     ---------------------------
   Borrowings                                                          954,543        636,871           929,700       821,595
----------------------------------------------------------------------------------------------     ---------------------------
   Other liabilities                                                    66,478         72,171            66,713        63,530
----------------------------------------------------------------------------------------------     ---------------------------
         TOTAL LIABILITIES                                           4,573,784      4,137,184         4,507,350     4,306,960
----------------------------------------------------------------------------------------------     ---------------------------


   STOCKHOLDERS' EQUITY:
      Common stock                                                     106,014        105,898           105,940       105,846
----------------------------------------------------------------------------------------------     ---------------------------
      Accumulated other comprehensive income, net of taxes                (607)        13,771            10,577        20,205
----------------------------------------------------------------------------------------------     ---------------------------
      Retained earnings                                                507,747        470,306           496,245       457,886
----------------------------------------------------------------------------------------------     ---------------------------
      Treasury stock                                                   (88,164)       (68,623)          (79,969)      (67,931)
----------------------------------------------------------------------------------------------     ---------------------------
         TOTAL STOCKHOLDERS' EQUITY                                    524,990        521,352           532,793       516,006
----------------------------------------------------------------------------------------------     ---------------------------

            TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY              $5,098,774     $4,658,536        $5,040,143    $4,822,966
----------------------------------------------------------------------------------------------     ---------------------------